EXHIBIT 12.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. Section 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



          In connection with the Annual Report on Form 20-F of Vitro, S.A. de C.V., a corporation organized under the laws of the United Mexican States (the "Company"), for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer's knowledge, that:

          (i) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  June 30, 2003                    /s/ Federico Sada
                                        ______________________________________
                                         Federico Sada
                                         President and Chief Executive Officer


Date:  June 30, 2003                    /s/ Claudio L. del Valle
                                        ______________________________________
                                         Claudio L. del Valle
                                         Chief Financial Officer